UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2021, Procaccianti Hotel REIT, Inc. (the “Company”), through PHR Cherry PropCo, LLC (“PHR Cherry”), a wholly-owned subsidiary of Procaccianti Hotel REIT, L.P. (the “Operating Partnership”), repaid in full the bridge loan (the “Bridge Loan”) previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021, and entered into a new mortgage loan (the “Loan”) with BankNewport (the “Lender”) for the 76-unit hotel property known as the Cherry Tree Inn and Suites, located in Grand Traverse County, Michigan.

The Loan is non-recourse (except for certain customary bad-boy carve outs, which are guaranteed by the Company) with a principal amount of $10 million and maturity date of November 23, 2026, with interest only payments for the initial twenty four months of the loan, followed by a three-year permanent term. The Loan bears interest at a fixed rate based on the five-year Federal Home Loan Bank of Boston plus 2.25%.and after the interest only period amortizing over a twenty-five year amortization There are prepayment penalties under the Loan which reduce over time. At the closing of the Loan, the Lender received a commitment fee of $25,000. The Company also paid CBRE Real Estate a placement fee of $65,000 in connection with its services to obtain the Loan.

The foregoing description of the Loan is only a summary and is qualified in its entirety by reference to the complete text of the Promissory Note and Loan Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Bridge Loan is incorporated herein by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated as of November 23, 2021, by PHR Cherry Propco, LLC payable to Bank Newport.
10.2*	PHR Cherry Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedule has been omitted from this Exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of the omitted schedule to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: November 30, 2021	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer